UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 28, 2008
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)		75201 (Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On October 28, 2008, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended September 30, 2008. A copy of the Corporation’s press release (the “Press Release”) announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.
The Press Release refers to certain non-GAAP financial measures. Housing operating earnings is a non-GAAP financial measure and is defined by the Corporation as housing revenues less housing cost of sales less selling, general and administrative expenses. Housing operating margin is a non-GAAP financial measure and is defined by the Corporation as housing operating earnings divided by total housing revenues. Reconciliations of these non-GAAP financial measures are included in the attachments to the Press Release. For additional information concerning the Corporation’s use of these non-GAAP financial measures, see the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2007, which is also available on the Corporation’s web site at www.centex.com.
These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP measures. There are limitations to these non-GAAP financial measures because they are not prepared in accordance with GAAP and they may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and charges being excluded. The Corporation compensates for these limitations by using these non-GAAP financial measures as supplements to the GAAP measures. The non-GAAP financial measures should be read only in conjunction with the Corporation’s consolidated financial statements prepared in accordance with GAAP.
Item 7.01. Regulation FD Disclosure
Historical Data. Centex Corporation, a Nevada corporation (the “Corporation”), included in its Press Release dated October 28, 2008, and will include in its quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2008, minor changes in its segment reporting structure. Prior year segment information was reclassified to conform to the new presentation. To facilitate investor understanding and comparison of current segment results against historical results, historical comparative data for three fiscal years, including the current fiscal year periods, by quarter, based on the new segment structure, including revenues and operating earnings as well as statistical data, such as unit closings, sales, and backlog, is being furnished as Exhibit 99.2 hereto and is incorporated in this Item 7.01 by reference, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934.
Investor Materials. As previously announced, senior management of the Corporation will hold a conference call on October 29, 2008 at 10 a.m. Eastern time (9 a.m. Central time) to discuss the results of operations of the Corporation for the quarter ended September 30, 2008. A copy of the presentation materials being made available to investors in connection with this conference call is being furnished as Exhibit 99.3 hereto and is hereby incorporated in this Item 7.01 by reference, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934. A copy of the presentation will be available on the Corporation’s web site at www.centex.com. A transcript of the conference call will be available on the Corporation’s web site on or before November 8, 2008.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits	The following exhibits are filed or furnished with this Report.

Exhibit
Number	Description
99.1	Press Release dated October 28, 2008

99.2	Historical Supplemental Home Building Data

99.3	Investor materials being made available in connection with the conference call to be held on October 29, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary

     Date: October 28, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 28, 2008

99.2	Historical Supplemental Home Building Data

99.3	Investor materials being made available in connection with the conference call to be held on October 29, 2008